SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

___________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report:  November 19, 2003

(Date of earliest event reported)

FIRST NATIONAL CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Virginia (State or Other Jurisdiction of Incorporation)	0-23976 (Commission File Number)	54-1232965 (IRS Employer Identification No.)

112 West King Street Strasburg, Virginia (Address of Principal Executive Offices)	22657 (Zip Code)

Registrant’s telephone number, including area code:

(540) 465-9121

Item 5.  Other Events and Required FD Disclosure

On November 19, 2003, the Board of Directors of First National Corporation (the “Company”) appointed M. Shane Bell as the Company’s Senior Vice President and Chief Financial Officer.  Previously, Stephen C. Pettit, the Company’s Controller, was acting Chief Financial Officer.  Mr. Pettit will continue as the Company’s Controller.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST NATIONAL CORPORATION

(Registrant)

Date:  November 25, 2003

By:  /s/ M. Shane Bell

M. Shane Bell

Senior Vice President and Chief

  Financial Officer